 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2016
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 16, 2016, the Board of Directors (the “Board”) of Brixmor Property Group Inc. (the “Company”) elected James M. Taylor, the Company’s Chief Executive Officer and President, to the Company’s Board, to serve until the 2017 annual meeting of stockholders. Because he is an employee director, Mr. Taylor has not been appointed to any committees of the Board.

Pursuant to Mr. Taylor's employment agreement, the Company was obligated to appoint Mr. Taylor to the Company's Board as of June 16, 2016. There are no transactions in which Mr. Taylor had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. Because he is an employee director, Mr. Taylor will not receive compensation as a director of the Company. To the fullest extent permitted by applicable law, and the Company’s charter and by-laws, the Company has also agreed to indemnify Mr. Taylor for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against Mr. Taylor in connection with his status or service as Chief Executive Officer and President or as a member of the Board and to advance him expenses incurred as a result of any proceeding for which he may be entitled to indemnification.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2016, the Company held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2016 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:
Item 1 - Election of Directors
At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2017 or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Daniel B. Hurwitz	285,454,694	1,852,402	2,421,895
John G. Schreiber	285,130,576	2,176,520	2,421,895
Michael Berman	285,530,814	1,776,282	2,421,895
Anthony W. Deering	284,628,579	2,678,517	2,421,895
Thomas W. Dickson	285,566,897	1,740,199	2,421,895
Jonathan D. Gray	284,565,544	2,741,552	2,421,895
William D. Rahm	284,628,716	2,678,380	2,421,895
William J. Stein	284,464,597	2,842,499	2,421,895
Gabrielle Sulzberger	285,480,654	1,826,442	2,421,895

Item 2 - Ratification of Appointment of Deloitte LLP as Independent Registered Public Accountants
The Company’s stockholders ratified the appointment of Deloitte LLP as the Company’s independent registered public accountants for fiscal 2016.

Votes Cast For	Votes Cast Against	Abstentions
289,036,247	677,838	14,906

Item 3 - Advisory Vote on Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
285,643,960	1,369,109	294,023	2,421,899

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 17, 2016	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary